[LOGO]                                          345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

Scudder New Asia Fund, Inc.

                                                     August 21, 1998



To the Stockholders:

     The Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 8:30 a.m., Eastern time, on Wednesday, October 28, 1998, at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect four Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                      /s/Daniel Pierce
Nicholas Bratt                                         Daniel Pierce
President                                              Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                           SCUDDER NEW ASIA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 28, 1998 at 8:30 a.m., Eastern time, for the following purposes:

          (1) To elect three Directors of the Fund to hold office for a term of three years and one Director of the Fund to hold office for a term of one year or until their respective successors shall have been duly elected and qualified.

          (2) To ratify or reject the action of the Board of Directors in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1998.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 14, 1998 are entitled to vote at the meeting and any adjournments thereof.

                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary
August 21, 1998

--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 28, 1998 at 8:30 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 21, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 14, 1998 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 8,804,755 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1997 and a copy of the semiannual report for the six-month period ended June 30, 1998, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees listed below as Directors of the Fund (Class I and II) to serve for a term of three years (one year in the case of Mr. Luers), or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the four nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund with the exception of Ms. Bolton and Mr. Luers. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class I - Nominees to serve until 2001 Annual Meeting of Stockholders:

                                                                                               Shares
                                     Present Office with the Fund, if                        Beneficially
                                       any; Principal Occupation or            Year First       Owned        Percent
                                       Employment and Directorships             Became a       June 30,        of
Name (Age)                              in Publicly Held Companies              Director       1998 (1)       Class
----------                              --------------------------              --------       --------       -----

Daniel Pierce (64)*+                    Chairman of the Board; Managing           1991        24,288 (2)      .27%
                                        Director  of  Scudder   Kemper
                                        Investments,     Inc.;     and
                                        Director,    Fiduciary   Trust
                                        Company    (bank   and   trust
                                        company) and Fiduciary Company
                                        Incorporated  (bank  and trust
                                        company). Mr. Pierce serves on
                                        the  boards of  certain  other
                                        funds   managed   by   Scudder
                                        Kemper.

Paul Bancroft III (68)                  Venture     Capitalist     and            1986           2,000      less than
                                        Consultant; Retired President,                                      1/4 of  1%
                                        Chief  Executive  Officer  and
                                        Director,  Bessemer Securities
                                        Corp.    (private   investment
                                        company);   Director,  Western
                                        Atlas,  Inc.  (diversified oil
                                        services    and     industrial
                                        automation    company);    and
                                        former    Director,     Albany
                                        International,   Inc.   (paper
                                        machine belt manufacturer) and
                                        Measurex  Corporation (process
                                        control systems company).  Mr.
                                        Bancroft  serves on the boards
                                        of certain other funds managed
                                        by Scudder Kemper.

Sheryle J. Bolton (52)                  Chief    Executive    Officer,            ____           ______          __
                                        Scientific Learning Corporation;
                                        and    President   and   Chief
                                        Operating Officer, Physicians'
                                        Online,    Inc.    (electronic
                                        transmission    of    clinical
                                        information   for  physicians)
                                        (1994-95).  Ms.  Bolton serves
                                        on the boards of certain other
                                        funds   managed   by   Scudder
                                        Kemper.



Class II - Nominee to serve until 1999 Annual Meeting of Stockholders:

                                                                                               Shares
                                     Present Office with the Fund, if                        Beneficially
                                       any; Principal Occupation or            Year First       Owned        Percent
                                       Employment and Directorships             Became a       June 30,        of
Name (Age)                              in Publicly Held Companies              Director       1998 (1)       Class
----------                              --------------------------              --------       --------       -----

William H. Luers (69)                   President,   The  Metropolitan           ____           ______          __
                                        Museum of Art; Director,  IDEX
                                        Corporation  (liquid  handling
                                        equipment       manufacturer),
                                        Wickes     Lumber      Company
                                        (building          materials),
                                        StoryFirst     Communications,
                                        Inc.   (owns   television  and
                                        radio  stations  in Russia and
                                        Ukraine),    Transco    Energy
                                        Company      (natural      gas
                                        transmission  company)  (until
                                        1995)    and   The    Discount
                                        Corporation  of New York (bond
                                        trading)  (until  1993).   Mr.
                                        Luers  serves on the boards of
                                        certain other funds managed by
                                        Scudder Kemper.

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class II and III Directors do not expire this year. Mr. Luers, if elected, will be designated as a Class II Director. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Directors serving until 1999 Annual Meeting of Stockholders:

                                                                                               Shares
                                     Present Office with the Fund, if                        Beneficially
                                       any; Principal Occupation or            Year First       Owned        Percent
                                       Employment and Directorships             Became a       June 30,        of
Name (Age)                              in Publicly Held Companies              Director       1998 (1)       Class
----------                              --------------------------              --------       --------       -----

Wilson Nole (71)                        Consultant;  Trustee, Cultural            1986          17,303     less than
                                        Institutions  Retirement Fund,                                     1/4 of 1%
                                        Inc.,   New   York   Botanical
                                        Garden,  and Skowhegan  School
                                        of Painting &  Sculpture;  and
                                        Director,    Ecohealth,   Inc.
                                        (biotechnology company) (until
                                        1996), and Chattem, Inc. (drug
                                        and chemical  company)  (until
                                        1993). Mr. Nolen serves on the
                                        boards of certain  other funds
                                        managed by Scudder Kemper.

Hugh T. Patrick                         R.D.   Calkins   Professor  of            1993            1,669     less than
                                        International        Business,                                      1/4 of 1%
                                        Graduate  School of  Business,
                                        Columbia University; Director,
                                        Center on Japanese Economy and
                                        Business, Columbia University;
                                        Co-Director,     APEC    Study
                                        Center,  Columbia  University;
                                        and Director,  Japan  Society.
                                        Mr. Patrick  currently  serves
                                        on the board of one additional
                                        fund    managed   by   Scudder
                                        Kemper.


Class III - Directors serving until 2000 Annual Meeting of Stockholders:

                                                                                               Shares
                                     Present Office with the Fund, if                        Beneficially
                                       any; Principal Occupation or            Year First       Owned        Percent
                                       Employment and Directorships             Became a       June 30,        of
Name (Age)                              in Publicly Held Companies              Director       1998 (1)       Class
----------                              --------------------------              --------       --------       -----

Robert J. Callander (67)                Director,  ARAMARK Corporation            1994             500       less than
                                        (diversified           service                                       1/4 of 1%
                                        corporation),   Barnes  Group,
                                        Inc.  (manufacturing  company)
                                        and   Omnicom   Group,    Inc.
                                        (advertising               and
                                        communications       company);
                                        Member,   Council  on  Foreign
                                        Relations;  Managing Director,
                                        Metropolitan             Opera
                                        Association;   Trustee,   Drew
                                        University;    and    Visiting
                                        Professor/Executive-in-Residence,
                                        Columbia    Business   School,
                                        Columbia    University.    Mr.
                                        Callander serves on the boards
                                        of certain other funds managed
                                        by Scudder Kemper.

Kathryn L. Quirk (45)*+                 Managing  Director  of Scudder            1996                413 (3)    less than
                                        Kemper  Investments,  Inc. Ms.                                           1/4 of 1%
                                        Quirk  serves on the boards of
                                        certain other funds managed by
                                        Scudder Kemper.

All Directors and Officers as a group                                            65,045 (4)

---------------------------

 *  Persons considered by the Fund and its counsel to be "interested persons"
    [(which as used in this proxy statement is as defined in the Investment
    Company Act of 1940, as amended) (the "1940 Act")] of the Fund or of the
    Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Pierce and
    Ms. Quirk are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because they are Officers of the Fund or both.
 +  Mr. Pierce and Ms. Quirk are members of the Executive Committee of the Fund.
(1) The information as to beneficial  ownership is based on statements  furnished to the
    Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
(2) Mr. Pierce's total includes 8,133 shares held in a fiduciary capacity.
(3) Ms.  Quirk's  shares  are owned by  members  of her  family  as to which she  shares investment and voting power.
(4) The total for the group includes 43,223 shares held with sole investment and voting power and 21,822 shares held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1997, its Reporting Persons complied with all applicable filing requirements.

     According to filings with the SEC on Schedule 13G made in January 1998, Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc., 6620 West Broad Street, Suite 300, Richmond, Virginia 23230-1720 reported beneficial ownership of 453,400 shares, or 5.2% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1998 no person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

     James W. Morley and Robert G. Stone, Jr. serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board decisions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley and Stone had served as Directors of the Fund since 1986. Mr. Morley retired as Director in 1993, and Mr. Stone retired as Director in 1994, in accordance with the Board of Directors' retirement policy. It is expected that William H. Gleysteen, Jr. will be appointed as an Honorary Director at the Board meeting to be held immediately following the Annual Meeting of Stockholders.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met six times during the fiscal year ended December 31, 1997.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors"), as defined in the 1940 Act, which last met on April 28, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on April 28, 1998 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Mr. Pierce and Ms. Quirk, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                                                                               Year Firs
                                                 Present Office with the Fund;                 Became an
            Name (Age)                       Principal Occupation or Employment (1)            Office (2)
            ----------                       --------------------------------------            ---------

 Elizabeth J. Allan (45)           Vice President; Senior Vice President of Scudder Kemper        1989
                                   Investments, Inc.

 Nicholas Bratt (50)               President; Managing Director of Scudder Kemper                 1984
                                   Investments, Inc.

 James DiBiase (38)                Assistant Treasurer; Senior Vice President of Scudder          1998
                                   Kemper Investments, Inc.

 Bruce H. Goldfarb (33)            Vice President and Assistant Secretary; Senior Vice            1997
                                   President of Scudder Kemper Investments, Inc. since
                                   February 1997; previously practiced law with the law firm
                                   of Cravath, Swaine & Moore.

 Theresa Gusman (38)               Vice President; Senior Vice President of Scudder Kemper        1996
                                   Investments, Inc. since 1995; previously a Vice
                                   President, Arnhold and S. Bleichroeder.

 Judith A. Hannaway (43)           Vice President; Vice President of Scudder Kemper               1997
                                   Investments, Inc. since February 1995; previously a
                                   Senior Vice President in the Investment Banking Group of
                                   Kidder Peabody & Company.

 Jerard K. Hartman (65)            Vice President; Managing Director of Scudder Kemper            1986
                                   Investments, Inc.

 John R. Hebble (40)               Treasurer; Senior Vice President of Scudder Kemper             1998
                                   Investments, Inc.

 Thomas F. McDonough (51)          Vice President and Secretary; Senior Vice President of         1986
                                   Scudder Kemper Investments, Inc.

 Caroline Pearson (36)             Assistant Secretary; Senior Vice President of Scudder          1998
                                   Kemper Investments, Inc. since September 1997; previously
                                   practiced law with the law firm of Dechert Price & Rhoads.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $90,218, including expenses, for the fiscal year ended December 31, 1997. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, Scudder, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).

                               Compensation Table
                      for the year ended December 31, 1997

----------------------------------------------------------------------------------------------------------------
           (1)                      (2)                     (3)              (4)                 (5)
                                 Aggregate                                            Aggregate Compensation as
                                Compensation                              Estimated     a Director/Trustee of
                         as a Director of the Fund       Pension or         Annual        the Fund and Other
                                                    Retirement Benefits    Benefits         Scudder Funds
     Name of Person,       Paid by       Paid by     Accrued As Part of      Upon       Paid by        Paid by
        Position            Fund        Scudder**      Fund Expenses      Retirement     Funds         Scudder**
 ----------------------------------------------------------------------------------------------------------------
 Paul Bancroft III,       $10,750          $1,500           N/A              N/A       $156,922        $25,950
 Director                                                                              (20 funds*)

 Robert J. Callander,     $12,250          $1,500           N/A              N/A       $52,284          $4,500
 Director                                                                              (4 funds)

 Thomas J. Devine,        $12,250          $1,500           N/A              N/A       $186,598        $27,150
 Director***                                                                           (21 funds)

 William H. Gleysteen,    $12,250          $1,500         $2,400+          $3,000+     $136,150        $19,850
 Jr., Director***                                                                      (15 funds)

 Wilson Nolen,            $12,250          $1,500           N/A              N/A       $189,548        $25,300
 Director                                                                              (21 funds*)

 Hugh T. Patrick,         $12,250              $0           N/A              N/A       $27,750              $0
 Director                                                                              (2 funds)

 *    This does not include membership on the Boards of funds which commenced operations in 1998.
 **   During 1997 Scudder,  Stevens & Clark, Inc. ("Scudder") voluntarily agreed to pay the fees and expenses of
 Directors  relating to special  meetings  held for the purpose of  considering  the proposed  alliance  between
 Scudder and Zurich Insurance Company, which was consummated on December 31, 1997.

                                       7

 ***  In  accordance  with the Board of  Directors'  retirement  policy,  Messrs.  Devine and  Gleysteen are not standing for re-election.
 +    Retirement  benefits  accrued and proposed to be paid as additional  compensation for serving on the Board of the Japan Fund, Inc.

Ms. Bolton and Mr. Luers, both nominees for Director of the Fund, received $97,013 and $134,079, respectively, during 1997 for serving on the Boards of other funds advised by Scudder Kemper.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

     (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on April 28, 1998, the Board of Directors of the Fund, including a majority of the Noninterested Directors, recommended to stockholders the selection of Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending December 31, 1998. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP merged to become PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended December 31, 1997 were audited by PricewaterhouseCoopers LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

     Scudder Kemper Investments, Inc. (the "Investment Manager") is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director and Marcus Rohrbasser is a Director of the Investment Manager. The principal occupation of each of Edmond
D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Hueppi, Laurence Cheng and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").

------------------------
*    Mythenquai 2, Zurich, Switzerland
#    345 Park Avenue, New York, New York

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M.

Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with a transaction effective December 31, 1997, pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash and the businesses of Scudder and Zurich's subsidiary, Zurich Kemper Investments, Inc., were combined to form Scudder Kemper, Mr. Pierce sold 85.1% of his holdings in Scudder to Zurich for cash. Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by the Management Representatives.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by October 28, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder Kemper Investments, Inc., at 345 Park Avenue, New York, New York 10154, not later than April 23, 1999.

By order of the Board of Directors,
Thomas F. McDonough
Secretary
345 Park Avenue
New York, New York 10154
August 21, 1998

PROXY                       SCUDDER NEW ASIA FUND, INC.                    PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders--October 28, 1998

     The undersigned hereby appoints Paul Bancroft III, Robert J. Callander and Daniel Pierce, each with the power of substitution, as proxies for the undersigned to vote all shares of Scudder New Asia Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 28, 1998 at 8:30 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed on the reverse side.

1.   The election of Directors:

     FOR all nominees listed below                             WITHHOLD AUTHORITY
     (except as marked to the contrary below /  /              to vote for all nominees listed below  /  /
                                             ---                                                      ---
Nominees:  Class I: Daniel  Pierce,  Paul Bancroft III and Sheryle J. Bolton.  Class II:  William H. Luers.

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ----------------------------------------------------------------------

2.   Ratification of the selection of PricewaterhouseCoopers  LLP as independent
     accountants:             FOR /  /    AGAINST /  /     ABSTAIN  /  /
                                  ---             ---               ---


The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /  /
                                                                   ---
                  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                 NO POSTAGE IS REQUIRED

Please sign exactly as your name or names appear.           Signature                 Date
When signing as attorney, executor, administrator, trust-             ---------------      ---------------
ee or guardian, please give your full title as such.
                                                            Signature                 Date
                                                                      ---------------      ---------------